SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 6, 1999




                         RUSSELL-STANLEY HOLDINGS, INC.
               (Exact name of Registrant as specified in charter)


                        Commission File number: 333-76057


                 Delaware                           22-3525626
      (State or other jurisdiction of
       incorporation or organization)    (IRS Employer Identification Number)



           685 Route 202/206
           Bridgewater, New Jersey                   08807
  (Address of principal executive offices)         (Zip Code)


                                 (908) 203-9500
              (Registrant's telephone number, including area code)

Item 1.  Changes in Control of Registrant

                  Not Applicable


Item 2.  Acquisition or Disposition of Assets

                  Not Applicable


Item 3.  Bankruptcy or Receivership

                  Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant

                  Not Applicable


Item 5.  Other Events

               The Registrant announced that Robert L. Singleton, President and Chief Executive Officer, resigned his positions with the Registrant. Mr. Singleton and the Registrant mutually agreed not to seek the extension of his employment contract. Daniel
               W. Miller, formerly Executive Vice President and Chief Financial Officer, has been appointed President of the Registrant. In addition, Ronald Litchkowski, formerly Vice President and Controller, was appointed Chief Financial Officer of the Registrant. A copy of the Registrant's press release dated October 6, 1999 is attached as an exhibit to the Report.


Item 6.  Resignations of Registrant's Directors

                  Not Applicable


Item 7.  Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable

                  (b)      Pro forma financial information

                           Not Applicable

                  (c)      Exhibits

                           A.  Press Release dated October 6, 1999.


Item 8.  Change in Fiscal Year

                           Not Applicable



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RUSSELL-STANLEY HOLDINGS, INC.


                                       BY:  /s/ Daniel W. Miller
                                            ------------------------
                                            DANIEL W. MILLER
                                            President


Dated: October 7, 1999

                                    EXHIBIT A


RUSSELL-STANLEY BOARD OF DIRECTORS ANNOUNCES MANAGEMENT CHANGES

BRIDGEWATER, N.J. -- (October 6, 1999) -- The Board of Directors of Russell-Stanley Holdings, Inc. today announced that Robert L. Singleton is resigning his position as President and CEO. Mr. Singleton and the Board mutually agreed not to seek the extension of his employment contract.

Robert Rosner, Chairman of Russell-Stanley Holdings and a managing director of Vestar Capital Partners, the company's majority shareholder, said: "Bob has successfully led Russell-Stanley through an important period of expansion. In three years, Russell-Stanley has doubled in size by completing four strategic acquisitions, greatly enhancing the company's supply chain management capabilities. We thank Bob for his commitment and his professionalism, and we wish him well as he applies his integrity and knowledge to other endeavors."

The Board also announced that Daniel W. Miller has been appointed President of Russell-Stanley Holdings. Mr. Miller, formerly Executive Vice President and Chief Financial Officer, became involved in the management of Russell-Stanley as a Board Director in 1995. He was appointed Senior Vice President and CFO in February 1996 and was promoted to Executive Vice President and CFO in May 1998.
Mr.  Miller's  prior  experience   includes  executive   positions  at  Dresser
Industries, Inc., Forstmann Little & Co., Wesray Capital Corporation and Vestar Capital Partners.

Mr. Rosner said: "We believe the leadership transition at Russell-Stanley will be seamless. Dan's knowledge and familiarity with the company, combined with his operations and financial background, make him an extremely qualified successor."

In addition, Ronald Litchkowski, Vice President and Controller, was appointed
CFO.

Russell-Stanley Holdings, Inc., headquartered in Bridgewater, N.J., has sales of approximately $300 million. The company manufactures and provides supply chain management services for steel and plastic containers from 20 manufacturing and service facilities throughout the United States and Canada and internationally through a global network of affiliates.


CONTACT: Kara Fitzsimmons or Gene Donati
Clark & Weinstock Inc.
212-953-2550